UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2023

HEIDRICK & STRUGGLES INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25837	36-2681268
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

233 South Wacker Drive, Suite 4900, Chicago, Illinois	60606-6303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 496-1200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HSII	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 20, 2023, the Board of Directors (the “Board”) of Heidrick & Struggles International, Inc. (the “Company”), following the recommendation of its Nominating and Board Governance Committee, appointed Mr. John L. Berisford to serve on the Board, effective immediately. Mr. Berisford will serve on the Human Resources and Compensation Committee of the Board.

The Board has determined that Mr. Berisford qualifies as an independent director. There is no arrangement or understanding between Mr. Berisford and any other person pursuant to which he was selected and appointed as a director. There is no transaction between Mr. Berisford and the Company that would be reportable under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934.

Mr. Berisford will receive compensation consistent with what the Company provides to its other non-employee directors as described under the heading “Non-Employee Director Compensation” in the Company’s definitive Proxy Statement for its 2023 Annual Meeting of Stockholders (“2023 Annual Meeting”) filed with the Securities and Exchange Commission (the “SEC”) on April 14, 2023 (“2023 Proxy Statement”). Mr. Berisford will receive an annual cash retainer consistent with that described in the Company’s 2023 Proxy Statement, prorated based on the date of his appointment to the Board. In addition, Mr. Berisford will receive an annual equity award of either restricted stock units or shares of common stock with a grant date fair value consistent with the annual equity awards granted to other non-employee directors of the Company on the date of the 2023 Annual Meeting, prorated based on the date of Mr. Berisford’s appointment to the Board.

Mr. Berisford will also enter into the Company’s standard form of Director and Officer Indemnification Agreement with the Company. Such form of indemnification agreement was included as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q, filed with the SEC on October 25, 2021.

In connection with the foregoing, on June 20, 2023, the Board approved an increase in the size of the Board from seven directors to eight directors, effective immediately.

A copy of the Company’s press release announcing the appointment of Mr. Berisford as a director is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Heidrick & Struggles International, Inc. Press Release dated June 22, 2023

104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heidrick & Struggles International, Inc.
(Registrant)

Date: June 22, 2023	/s/ Tracey Heaton
Name: Tracey Heaton
Title: Chief Legal Officer & Corporate Secretary